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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 10, 2002


                           POLAND COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          NEW YORK                        333-20307               06-1070447
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


             4643 ULSTER STREET, SUITE 1300, DENVER, COLORADO 80237
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 770-4001


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 10, 2002, Poland Communications, Inc. (the "Company") dismissed its independent auditor, Arthur Andersen Sp. z o.o. ("Arthur Andersen"), and engaged KPMG Polska Sp. z o.o. ("KPMG") as its new independent auditor for the fiscal year ending December 31, 2002. These actions were approved by the Company's Board of Directors as the Company has no audit or similar committee of the board of directors.

         During the two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through the date of this report, there was no disagreement between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of such disagreement in connection with its reports, and there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The audit reports of Arthur Andersen on the consolidated financial statements of the Company and the Company's majority-owned subsidiary Poland Cablevision (Netherlands) B.V. for the past two years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion. In its audit report dated March 31, 2002 and filed by the Company on April 4, 2002 on the consolidated financial statements of the Company and the Company's majority-owned subsidiary Poland Cablevision (Netherlands) B.V. as of December 31, 2001, Arthur Andersen included the following statement:

                  The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a negative working capital that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.


         During the two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through the date of this report, the Company did not consult with KPMG regarding the application of accounting principles to any transaction, completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of UPC Polska Inc. or any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

         The Company has provided a copy of the foregoing disclosures to Arthur Andersen. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated July 16, 2002, stating its agreement with such statements.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:

         16.1 Letter from Arthur Andersen Sp. z o.o. to the Office of the Chief Accountant of the Securities and Exchange Commission dated July 16, 2002.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2002

                                             POLAND COMMUNICATIONS, INC.



                                             BY: /s/ JOANNA NIECKARZ
                                                 -------------------------------
                                                 NAME: JOANNA NIECKARZ
                                                 TITLE: CHIEF FINANCIAL OFFICER


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                           POLAND COMMUNICATIONS, INC.
                                INDEX TO EXHIBITS


EXHIBIT        DESCRIPTION
-------        -----------
16.1           Letter from Arthur Andersen Sp. z o.o. to the Office of the
               Chief Accountant of the Securities and Exchange Commission dated
               July 16, 2002








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